UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549
                    ______________________


                           FORM 8-K

                        CURRENT REPORT
            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of report (Date of earliest event reported):August 15, 2007
                                                 ---------------

                  PARK ELECTROCHEMICAL CORP.
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        (Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
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(State or Other Jurisdiction   (Commission     (IRS Employer
     of Incorporation)         File Number)    Identification
                                                    No.)


48 South Service Road,    Melville, New York      11747

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(Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code(631)465-3600
                                                   ------------
                          Not Applicable
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 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule 14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]  Pre-commencement communications pursuant to Rule 13e-
         4(c)under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors and Certain Officers; Election of Directors; Appointment of Certain Officers;
          Compensatory Arrangements of Certain Officers.

Item 5.02(f)

Determination of Cash Bonus Awards for Fiscal Year 2007

On August 15, 2007, the Compensation Committee of the Board of Directors of Park Electrochemical Corp.(the "Company") approved cash bonus awards for the Company's executive officers identified below for the fiscal year ended February 25, 2007. Other compensation for fiscal year 2007 was previously reported by the Company in the 2007 Fiscal Year Summary Compensation Table beginning on page 9 of the definitive proxy statement, dated June 21, 2007, for its 2007 Annual Meeting of Shareholders (filed with the Securities and Exchange Commission on June 21, 2007)(the "Proxy Statement"). As of the filing of the Proxy Statement, cash bonuses for executive officers had not been determined and, therefore, were omitted from the 2007 Fiscal Year Summary Compensation Table included in the Proxy Statement. Pursuant to Item 5.02(f) of Form 8-K, the cash bonus awards for the named executive officers for fiscal year 2007 are set forth below.

                                          Fiscal 2007

						Cash Bonus        Total
Name and Principal Position           Award       Compensation
---------------------------         ----------    ------------
Stephen E. Gilhuley                 $ 70,000       $ 335,594
   Executive Vice President,
   Secretary and General
   Counsel
James W. Kelly                      $ 50,000       $ 268,874
   Vice President, Taxes and
   Planning
Anthony W. DiGaudio                 $ 45,000       $ 221,018
   Vice President of Marketing
   and Sales
Louis J. Stans                      $ 30,000       $ 197,415
   Vice President of
   Engineering, Quality and
   Research and Development



                           SIGNATURE
                           ---------

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         PARK ELECTROCHEMICAL CORP.





Date: August 20, 2007    By: -------------------------------
                         Name:  Stephen E. Gilhuley
                         Title: Executive Vice President,
					  Secretary and General Counsel